UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.        )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HUNTSMAN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-12

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V66385-P29424 PROXY SERVICES C/O COMPUTERSHARE INVESTOR SERVICES P.O. BOX 505000 LOUISVILLE, KY 40233-5000 HUNTSMAN CORPORATION 2025 Annual Meeting Vote by April 29, 2025 11:59 PM ET You invested in HUNTSMAN CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 30, 2025. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2024 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* April 30, 2025 8:00 AM, CDT Virtually at: www.virtualshareholdermeeting.com/HUN2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V66386-P29424 1. Election of the following 10 nominees as directors Nominees: 1a. Peter R. Huntsman For 1b. Cynthia L. Egan For 1c. Mary C. Beckerle For 1d. Sonia Dulá For 1e. Curtis E. Espeland For 1f. Daniele Ferrari For 1g. Jeanne McGovern For 1h. José Antonio Muñoz Barcelo For 1i. David B. Sewell For 1j. Jan E. Tighe For 2. Advisory vote to approve named executive officer compensation. For 3. Ratification of the appointment of Deloitte & Touche LLP as Huntsman Corporation’s independent registered public accounting firm for the year ending December 31, 2025. For 4. Approval of the Huntsman Corporation 2025 Stock Incentive Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.